Exhibit 99.2

Albert Aimers
133 Emerald Bay
Laguna Beach, California 92651

March 7, 2011

The Board of Directors
Clicker Inc.
18952 MacArthur Blvd, Suite 210
Irvine, CA 92612

Re:           Letter of Resignation

Gentlemen:

Please be advised that I hereby resign as a Director of Clicker Inc. (the “Company”) effective as of the date first written above.

Sincerely,

/s/ ALBERT AIMERS
Albert Aimers